Sanford C. Bernstein Fund, Inc.
811-05555
Exhibit 77Q


ARTICLES SUPPLEMENTARY


	SANFORD C. BERNSTEIN FUND, INC. the
Corporation, a Maryland corporation, does hereby certify to the State Department of Assessments and Taxation that:

1.	The Corporation is registered as an open-end
company under the Investment Company Act of 1940, as amended.

2.	The number of authorized shares of common stock
of the Corporation the Common Stock is currently
12,600,000,000 shares, with a par value of $.001 per share and an aggregate par value of $12,600,000. The number of authorized shares of Common Stock is increased hereby by 800,000,000 shares to 13,400,000,000 shares, with a par value of $.001 per share and an aggregate par value of $13,400,000.

3.	The additional 800,000,000 shares of Common
Stock authorized in these Articles Supplementary are hereby classified as 800,000,000 shares of Advisor Class Common Stock, as follows:

	Name of Portfolio/Class
	     Number of Shares

Diversified Municipal/

	AB Intermediate Diversified
            Municipal Advisor Class
		400,000,000

New York Municipal/

      AB Intermediate New York Municipal
Advisor Class	200,000,000

California Municipal/

      AB Intermediate California Municipal
Advisor Class	200,000,000

4.	The shares classified as set forth in paragraph 3
above shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of a class of the applicable
Portfolio as set forth in the charter, and shall be subject to all provisions of the charter relating to shares of Common Stock generally.

5.	a	The number of authorized shares of
Common Stock of all classes of the
Corporation immediately prior to these
Articles Supplementary becoming effective is 12,600,000,000 shares, classified as follows:

	Name of Portfolio/Class
	     Number of Shares

U.S. Government Short Duration
		200,000,000

Short Duration Plus/
	AB Short Duration Class A
		200,000,000
	AB Short Duration Class B
		200,000,000
	AB Short Duration Class C
		200,000,000
	AB Short Duration Class R
		200,000,000
	Short Duration Plus
		200,000,000

Diversified Municipal/

	AB Intermediate Diversified
	Municipal Class A
		400,000,000
	AB Intermediate Diversified
	Municipal Class B
		400,000,000
	AB Intermediate Diversified
	Municipal Class C
		400,000,000
	Diversified Municipal Class
		800,000,000
Intermediate Duration
		600,000,000
New York Municipal/

	AB Intermediate
	New York Municipal Class A
		200,000,000
	AB Intermediate
	New York Municipal Class B
		200,000,000
	AB Intermediate
	New York Municipal Class C
		200,000,000
	New York Municipal Class
		400,000,000

California Municipal/

	AB Intermediate
	California Municipal Class A
		200,000,000
	AB Intermediate
	California Municipal Class B
		200,000,000
	AB Intermediate
	California Municipal Class C
		200,000,000
	California Municipal Class
		200,000,000
Short Duration California Municipal
		100,000,000
Short Duration Diversified Municipal
		100,000,000
Short Duration New York Municipal
		100,000,000
Tax-Managed International/

		AB Tax-Managed
		International Class A
		200,000,000
		AB Tax-Managed
		International Class B
		200,000,000
		AB Tax-Managed
		International Class C
		200,000,000
		Tax Managed International Class
		600,000,000

	Emerging Markets
		200,000,000

	International/
		AB International
		Class A
		200,000,000
		AB International
		Class B
		200,000,000
		AB International
		Class C
		200,000,000
		AB International
		Class R
		200,000,000
		International Class
		600,000,000

	Overlay A/
		Overlay A Advisor Class
		300,000,000
		Overlay A Institutional Class
		300,000,000

	Tax-Aware Overlay A/

		Tax-Aware Overlay A Advisor Class
		300,000,000
		Tax-Aware Overlay A Institutional Class
		300,000,000

	Overlay B/

		Overlay B Advisor Class
		300,000,000
		Overlay B Institutional Class
		300,000,000

	Tax-Aware Overlay B/

		Tax-Aware Overlay B Advisor Class
		300,000,000
		Tax-Aware Overlay B Institutional Class
		300,000,000

      Tax-Aware Overlay C/

      	Tax-Aware Overlay C Advisor Class
		300,000,000				Tax-
Aware Overlay C Institutional Class
	300,000,000

      Tax-Aware Overlay N	/

      	Tax-Aware Overlay N Advisor Class
		300,000,000
		Tax-Aware Overlay N Institutional Class
		300,000,000

Unclassified
	            300,000,000

Total
	                    12,600,000,000

   b	Upon these Articles Supplementary becoming
effective, the number of authorized shares of Common
Stock of all classes of the Corporation will be 13,400,000,000 shares, classified as follows:

	Name of Portfolio/Class
	     Number of Shares

U.S. Government Short Duration
		200,000,000

Short Duration Plus/
	AB Short Duration Class A
		200,000,000
	AB Short Duration Class B
		200,000,000
	AB Short Duration Class C
		200,000,000
	AB Short Duration Class R
		200,000,000
	Short Duration Plus
		200,000,000

Diversified Municipal/

	AB Intermediate Diversified
	Municipal Class A
		400,000,000
	AB Intermediate Diversified
	Municipal Class B
		400,000,000
	AB Intermediate Diversified
	Municipal Class C
		400,000,000
	AB Intermediate Diversified
		400,000,000
      Municipal Advisor Class
	Diversified Municipal Class
		800,000,000
Intermediate Duration
		600,000,000
New York Municipal/

	AB Intermediate
	New York Municipal Class A
		200,000,000
	AB Intermediate
	New York Municipal Class B
		200,000,000
	AB Intermediate
	New York Municipal Class C
		200,000,000
	AB Intermediate
      New York Municipal Advisor Class
		200,000,000
	New York Municipal Class
		400,000,000

California Municipal/

	AB Intermediate
	California Municipal Class A
		200,000,000
	AB Intermediate
	California Municipal Class B
		200,000,000
	AB Intermediate
	California Municipal Class C
		200,000,000
	AB Intermediate
      California Municipal Advisor Class
		200,000,000
	California Municipal Class
		200,000,000
Short Duration California Municipal
		100,000,000
Short Duration Diversified Municipal
		100,000,000
Short Duration New York Municipal
		100,000,000
Tax-Managed International/

		AB Tax-Managed
		International Class A
		200,000,000
		AB Tax-Managed
		International Class B
		200,000,000
		AB Tax-Managed
		International Class C
		200,000,000
		Tax Managed International Class
		600,000,000

	Emerging Markets
		200,000,000

	International/
		AB International
		Class A
		200,000,000
		AB International
		Class B
		200,000,000
		AB International
		Class C
		200,000,000
		AB International
		Class R
		200,000,000
		International Class
		600,000,000

	Overlay A/
		Overlay A Advisor Class
		300,000,000
		Overlay A Institutional Class
		300,000,000

	Tax-Aware Overlay A/

		Tax-Aware Overlay A Advisor Class
		300,000,000
		Tax-Aware Overlay A Institutional Class
		300,000,000

	Overlay B/

		Overlay B Advisor Class
		300,000,000
		Overlay B Institutional Class
		300,000,000

	Tax-Aware Overlay B/

		Tax-Aware Overlay B Advisor Class
		300,000,000
		Tax-Aware Overlay B Institutional Class
		300,000,000

      Tax-Aware Overlay C/

      	Tax-Aware Overlay C Advisor Class
		300,000,000				Tax-
Aware Overlay C Institutional Class
	300,000,000

      Tax-Aware Overlay N	/

      	Tax-Aware Overlay N Advisor Class
		300,000,000
		Tax-Aware Overlay N Institutional Class
		300,000,000

Unclassified
	            300,000,000

Total
	                    13,400,000,000

6.	The Board of Directors of the Corporation increased
the total number of authorized shares of Common
Stock pursuant to Section 2-105c of the Maryland
General Corporation Law. The Board of Directors of the Corporation classified unissued shares of Common Stock as provided in these Articles
Supplementary under the authority contained in the charter.

The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


	IN WITNESS WHEREOF, the Corporation has
caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested by its Assistant Secretary as of this 15th day of April, 2015.

					SANFORD C.
BERNSTEIN FUND, INC.



					By:
__________________________________
					      Seth Masters
					      President
Attest:



__________________________
Emilie D. Wrapp
Secretary